UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2012

Date of reporting period: April 30, 2012

Item 1.	Reports to Stockholders.

Manager’s Discussion of Fund Performance

Dear Shareholder:

The FMC Select Fund (the “Fund”) had a total return of 11.48% for the six months ended April 30, 2012. The Fund underperformed its benchmark, the S&P 500 Composite Index, which had a total return of 12.77%. The Fund outperformed its peer group, the Morningstar Large Blend Fund Category, which had a total return of 11.27%. Since inception in May 1995, the Fund’s annualized total rate of return is 9.43% vs. 7.33% for the S&P 500 Composite Index. As of April 30, 2012, 89% of the Fund’s assets were invested in equities.

The two new investments we have made since the Fund’s fiscal year end in October 2011 are Apple and Anheuser-Busch InBev ADR. At our average purchase price of $405 per share, we were able to acquire shares in Apple at approximately 10x our then-estimate of fiscal 2012 earnings. We considered this a compelling entry point for one of the world’s best businesses. Apple has become a global technology brand, whose innovative products demonstrate its unique expertise in integrating hardware, software and design, while its brand image further stokes customer loyalty. Its products address large, growing markets where it should continue to gain or maintain share. One measure of Apple’s unmatched ability to innovate: we estimate that the company will generate more than $125 billion in sales this fiscal year from the iPhone and iPad, two products that did not exist just five years ago. Increasing penetration in China, currently 10% of total sales, should help continue to drive sales growth. At the same time, the high gross margin on the iPhone has enabled profits to grow appreciably faster than sales. Also, Apple is the world’s most prodigious generator of cash, adding almost $13 billion to its balance sheet in its most recent quarter alone; net cash now stands at $116 per share. Subsequent to our purchase of the stock, the company announced a plan to begin to return cash to shareholders, beginning with a $2.65 per share dividend and $10 billion repurchase program.

We also initiated a position in A-B InBev, the global leader in the beer industry. The company has extremely strong competitive positions in key countries, with 50-70% market shares in the US, Brazil and Mexico, and a nascent but fast-growing operation in China. A-B InBev expects to benefit from rising beer consumption in its emerging market businesses and pricing power in developed markets. The company’s industry-leading margins are the result of a strong culture, where employees are mandated to “think like owners”, and “zero-based budgeting” that builds expense plans from scratch annually. This mindset has enabled management to aggressively target improvements in the US business it acquired when it purchased Anheuser-Busch in 2008. US profits have increased 60% over the last three-plus years and there are clear signs that the health of many of this country’s key brands are improving after a multi-year period of reinvestment in marketing and new product development. By year-end A-B InBev will have likely paid down half of the debt it assumed in the Anheuser-Busch transaction, enabling more robust returns of cash to shareholders through higher dividends and larger share repurchases.

We have also sold our positions in Harsco, Staples and Kellogg and reduced our exposure to Berkshire Hathaway. Simply, we viewed the opportunities for long-term appreciation as more substantial in new investments such as Apple and A-B InBev and existing investments we have added to, including United Technologies and Brookfield Asset Management, both of which we have written about in prior letters.

We remain focused on searching for businesses with sustainable competitive advantages, franchises that their customers and suppliers value, strong and steady free cash flow, and a history of deploying those monies in a value-enhancing fashion. Of note, the sustained strength in equity markets has made it more difficult to find these types of companies at attractive valuations. However, we are continuing to devote a significant amount of our time investigating and researching opportunities that we believe will create value over the long term to add to our current portfolio.

We continue to appreciate your confidence in us.

Sincerely yours,

Timothy Muccia	Andrew Freedberg

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Comparison of Change in the Value of a $10,000 Investment in the

FMC Select Fund versus the S&P 500 Composite Index,

the Merrill Lynch 1-10 Year Corporate/Government Bond Index,

and an 80/20 Blend of the Referenced S&P and Merrill Indices

AVERAGE ANNUAL TOTAL RETURN(1) FOR THE PERIODS ENDED APRIL 30, 2012
	Six Month Return	1 Year Return	3 Year Return	5 Year Return	10 Year Return
FMC Select Fund	11.48%	0.89%	16.07%	0.01%	3.66%
S&P 500 Composite Index(2)	12.77%	4.76%	19.46%	1.01%	4.71%
Merrill Lynch 1-10 Year Corporate/ Government Bond Index(3)	2.18%	5.98%	6.28%	5.71%	5.17%
80/20 Hybrid of Referenced S&P and Merrill Indices through June 30, 2007, S&P 500 Composite Index Forward	12.77%	4.76%	19.46%	0.91%	4.35%

(1)	The data quoted herein represents past performance; past performance does not guarantee future results. The return and value of an investment in the Fund will fluctuate so that, when redeemed, the investment may be worth less than its original cost. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not include any fees or expenses. If such fees and expenses were included in the index returns, the performance of the index would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers were applied during earlier periods; if they had not been in effect, performance would have been lower. For performance data current to the most recent month end, please call 1-877-FMC-4099 (1-877-362-4099).
(2)	The S&P 500 Composite Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the stock market through changes in the aggregate market value of 500 stocks representing all major industries.
(3)	The Merrill Lynch 1-10 Year Corporate/Government Bond Index is an index that tracks the performance of U.S. dollar-denominated investment grade Government and Corporate public debt issued in the U.S. domestic bond market which have greater than 1 year and less than 10 years to maturity, excluding collateralized products such as Mortgage Pass-Through and Asset-Backed securities.
(4)	Effective July 1, 2007, the graph represents 100% of the S&P 500 Composite Index. Prior to July 1, 2007, the graph represented an 80/20 blend of the S&P 500 and Merrill Lynch Indices.

Portfolio Composition(5)

(5)	Portfolio composition percentages are based upon the total investments of the Fund.

Schedule of Investments	FMC Select Fund

April 30, 2012	(Unaudited)

	Shares	Value (000)
Common Stock (89.3%)
Banks (7.4%)
US Bancorp	237,000	$7,624
Wells Fargo	241,000	8,057

		15,681

Basic Industry (9.7%)
Danaher	125,000	6,777
Honeywell International	115,000	6,976
United Technologies	84,000	6,858

		20,611

Beverages (3.9%)
Anheuser-Busch InBev ADR	115,000	8,351

Energy (4.0%)
Range Resources	126,000	8,399

Food (4.3%)
Nestle ADR	150,000	9,171

Health Care (8.1%)
Baxter International	100,000	5,541
Johnson & Johnson	86,100	5,604
St. Jude Medical	155,000	6,002

		17,147

Media (9.4%)
Omnicom Group	189,020	9,698
Viacom, Cl B	220,000	10,206

		19,904

Miscellaneous (13.6%)
Berkshire Hathaway, Cl B*	81,550	6,561
Brookfield Asset Management, Cl A	230,000	7,585
Leucadia National	262,410	6,523
Onex	210,150	8,336

		29,005

Miscellaneous Consumer (4.5%)
Reckitt Benckiser Group(1)	165,000	9,611

Real Estate Investment Trust (3.5%)
General Growth Properties	420,000	7,476

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Select Fund

April 30, 2012	(Unaudited)

	Shares/Face Amount (000)	Value (000)
Retail (9.4%)
Autozone*	22,300	$8,834
CVS Caremark	247,500	11,044

		19,878

Technology (11.5%)
Adobe Systems*	213,000	7,149
Apple*	15,540	9,079
International Business Machines	40,000	8,283

		24,511

Total Common Stock
(Cost $123,366)		189,745

Residential Mortgage Obligations (0.5%)
Chase Mortgage Finance Corporation, Ser S1, Cl 1A18
5.500%, 05/25/35	$ 836	767
Countrywide Home Loan Mortgage Pass Through Trust, Ser J9, Cl 2A6
5.500%, 01/25/35	391	361
GSR Mortgage Loan Trust, Ser 6F, Cl A1
3.000%, 09/25/32	13	13

Total Residential Mortgage Obligations
(Cost $1,245)		1,141

U.S. Government Mortgage-Backed Obligation (0.0%)
Government National Mortgage Association, Ser 58, Cl VA
5.500%, 10/16/13 (Cost $30)	29	30

Short-Term Investment (9.9%)
Dreyfus Treasury Prime Cash Management Fund, 0.001%(2)
(Cost $21,086)	21,086,238	21,086

Total Investments (99.7%)
(Cost $145,727)		$212,002

Percentages are based on Net Assets (in thousands) of $212,665.

*	Non-income producing security.
(1)	Security is traded on a foreign stock exchange.
(2)	The rate shown is the 7-day effective yield as of April 30, 2012.

ADR — American Depositary Receipt

Cl — Class

Ser — Series

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)	FMC Select Fund

April 30, 2012	(Unaudited)

Assets:
Investments at Value (Cost $145,727)	$212,002
Cash	5
Dividend and Interest Receivable	602
Receivable for Capital Shares Sold	172
Reclaims Receivable	81
Other Assets	10

Total Assets	212,872

Liabilities:
Payable to Investment Adviser	137
Payable to Administrator	20
Payable for Capital Shares Redeemed	10
Payable to Trustees and Officers	4
Other Accrued Expenses	36

Total Liabilities	207

Net Assets	$212,665

Net Assets Consist of:
Paid-in Capital	$150,586
Undistributed Net Investment Income	543
Accumulated Net Realized Loss on Investments	(4,746)
Net Unrealized Appreciation on Investments and Foreign Currency Transactions	66,282

Net Assets	$212,665

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	9,494,813	(1)

Net Asset Value, Offering and Redemption Price Per Share	$22.40

(1)	Shares have not been rounded.

The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)	FMC Select Fund

For the Six Month Period Ended April 30, 2012	(Unaudited)

Investment Income:
Dividend Income (Less Foreign Taxes Withheld of $105)	$1,994
Interest Income	35

Total Investment Income	2,029

Expenses:
Investment Advisory Fees	792
Administration Fees	117
Trustees’ and Officers’ Fees	8
Transfer Agent Fees	24
Professional Fees	22
Printing Fees	12
Registration and Filing Fees	10
Custodian Fees	5
Other Expenses	10

Total Expenses	1,000

Net Investment Income	1,029

Net Realized Gain on Investments	224
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	20,667

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	20,891

Net Increase in Net Assets Resulting From Operations	$21,920

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (000)	FMC Select Fund

For the Six Month Period Ended April 30, 2012 (Unaudited) and the Year Ended October 31, 2011

	Six Months November 1, 2011 to April 30, 2012	Year November 1, 2010 to October 31, 2011
Operations:
Net Investment Income	$1,029	$1,309
Net Realized Gain on Investments and Foreign Currency Transactions	224	8,717
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	20,667	2,761

Net Increase in Net Assets Resulting from Operations	21,920	12,787

Dividends and Distributions:
Net Investment Income	(553)	(2,033)

Total Dividends and Distributions	(553)	(2,033)

Capital Share Transactions:
Issued	7,055	11,949
Reinvestment of Dividends and Distributions	553	2,033
Redeemed	(9,973)	(22,500)

Net Decrease in Net Assets Derived from Capital Share Transactions	(2,365)	(8,518)

Total Increase in Net Assets	19,002	2,236

Net Assets:
Beginning of Period	193,663	191,427

End of Period	$212,665	$193,663

Undistributed Net Investment Income	$543	$67

Shares Issued and Redeemed:
Issued	334	576
Reinvestment of Cash Distributions	27	99
Redeemed	(479)	(1,104)

Net Decrease in Shares Outstanding from Capital Share Transactions	(118)	(429)

The accompanying notes are an integral part of the financial statements.

Financial Highlights	FMC Select Fund

For a Share Outstanding Throughout Each Period

For the Six Month Period Ended April 30, 2012 (Unaudited) and the Years Ended October 31,

	Net Asset Value, Beginning of Period	Net Investment Income(2)	Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(3)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
2012(1)	$20.15	$0.11	$2.20	$2.31	$(0.06)		$—	$(0.06)	$22.40	11.48%	$212,665	1.01%	1.04%	9%
2011	19.06	0.13	1.17	1.30	(0.21)		—	(0.21)	20.15	6.78	193,663	1.01	0.64	26
2010	16.94	0.17	2.04	2.21	(0.09)		—	(0.09)	19.06	13.09	191,427	1.01	0.93	50
2009	16.03	0.16	0.92	1.08	(0.16	)(4)	(0.01)	(0.17)	16.94	6.92	179,761	1.04	1.05	19
2008	24.09	0.08	(7.63)	(7.55)	(0.09)		(0.42)	(0.51)	16.03	(31.94)	191,141	0.99	0.39	17
2007	22.22	0.17	2.32	2.49	(0.18)		(0.44)	(0.62)	24.09	11.39	315,534	0.98	0.71	19

(1)	All ratios for the period have been annualized.

(2)	Per share calculations were performed using average shares for the period.

(3)	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

(4)	Includes return of capital of less than $0.01

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements	FMC Select Fund

April 30, 2012	(Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 41 funds. The financial statements herein are those of the FMC Select Fund (the “Fund” and together with the FMC Strategic Value Fund, the “Funds”). The Fund is classified as a “diversified” investment company under the 1940 Act. The Fund seeks a total return principally through capital appreciation and, to a limited degree, through current income by investing principally in equity securities of U.S. companies with medium and large market capitalizations and secondarily in investment grade fixed income securities. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2012, there were no securities valued in accordance with the Fair Value Procedures.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last

Notes to Financial Statements	FMC Select Fund

April 30, 2012	(Unaudited)

trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that materially affected the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If First Manhattan Co. (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator and the Fund holds the relevant securities, then the Administrator will notify the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received if an asset were sold or paid if a liability were transferred in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below.

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table summarizes the valuation of the investments in securities, in thousands, within the fair value hierarchy levels as of April 30, 2012:

Investments in Securities
	Level 1	Level 2	Level 3	Total
Common Stock	$189,745	$—	$—	$189,745
Residential Mortgage
Obligations	—	1,141	—	1,141
U.S. Government Mortgage-Backed
Obligation	—	30	—	30
Short-Term Investment	21,086	—	—	21,086

Total	$210,831	$1,171	$—	$212,002

During the six month period ended April 30, 2012, there have been no significant changes to the Fund’s fair valuation methodologies.

Notes to Financial Statements	FMC Select Fund

April 30, 2012	(Unaudited)

During the six month period ended April 30, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities. For the six month period ended April 30, 2012, the Fund did not hold any Level 3 securities.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six month period ended April 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended April 30, 2012, the Fund did not incur any interest or penalties.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities.

Security Transactions and Investment Income —Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Discounts or premiums are accreted or amortized to interest income using the effective interest method. Interest income is recognized on the accrual basis from settlement date. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are recorded in interest income. Dividend income is recorded on the ex-date.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are allocated to the Fund on a pro rata basis based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, each of whom is an employee of the Administrator, is paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by

Notes to Financial Statements	FMC Select Fund

April 30, 2012	(Unaudited)

Securities and Exchange Commission (“SEC”) regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the six month period ended April 30, 2012, the Fund was allocated CCO fees totaling $2,963.

The Fund effects brokerage or other agency transactions through the Adviser, a registered broker-dealer, and pays brokerage commissions consistent with the applicable requirements of the Investment Company Act of 1940, the Securities and Exchange Act of 1934 and rules promulgated by the SEC. For the six month period ended April 30, 2012, the Adviser received $4,108 in brokerage commissions.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds for an annual fee equal to the higher of $75,000 or 0.12% of the Funds’ average daily net assets of the first $350 million, 0.10% of the Funds’ average daily net assets of the next $150 million, 0.08% of the Funds’ average daily net assets of the next $500 million, and 0.06% of the Funds’ average daily net assets in excess of $1 billion.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and/or sold by the Fund.

5. Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 0.80% of the Fund’s average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund’s total operating expenses to a maximum of 1.10% of the Fund’s average daily net assets. The Adviser reserves the right to terminate this arrangement at any time at its sole discretion. There were no fees waived during the six month period ended April 30, 2012.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales and maturities, in thousands, other than short-term investments, for the six month period ended April 30, 2012, were as follows:

Purchases
U.S. Government	$—
Other	16,042
Sales and Maturities
U.S. Government	11
Other	20,872

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital as appropriate, in the period that the differences arise.

The tax character of dividends and distributions, in thousands, declared during the years ended October 31, 2011 and October 31, 2010 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2011	$2,033	$—	$2,033
2010	963	—	963

Notes to Financial Statements	FMC Select Fund

April 30, 2012	(Unaudited)

As of October 31, 2011, the components of distributable earnings, in thousands, on a tax basis were as follows:

Undistributed Ordinary Income	$67
Capital Loss Carryforwards	(4,970)
Unrealized Appreciation	45,615

Total Distributable Earnings	$40,712

For Federal income tax purposes, capital loss carryforwards represent net realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future net capital gains. During the year ended October 31, 2011, the Fund utilized capital loss carryforwards, in thousands, of $8,694 to offset capital gains. As of October 31, 2011, the Fund had $4,970 of capital loss carryforwards, in thousands, expiring in 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, a fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this new ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, in thousands, held by the Fund at April 30, 2012, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$145,727	$66,841	$(566)	$66,275

8. Other:

At April 30, 2012, one shareholder of record held 98% of the Fund’s total outstanding shares. The shareholder of record was an omnibus account for the exclusive benefit of customers maintained by the Adviser, through Pershing LLC, in its capacity as a broker-dealer.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Recent Accounting Pronouncement:

In May 2011, the Financial Accounting Standards Board issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management has evaluated the implications of ASU 2011-04 and does not believe adoption will have a material impact on the financial statements.

Disclosure of Fund Expenses	FMC Select Fund

(Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important that you understand how these costs affect your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

•

Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return.  This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/11	Ending Account Value 04/30/12	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$1,114.80	1.01%	$5.31

Hypothetical 5% Return	1,000.00	1,019.84	1.01	5.07

*Expenses	are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Board Considerations in Re-Approving the Advisory Agreement	FMC Select Fund

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year’s meeting held on November 15-16, 2011, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fee and other aspects of the Advisory Agreement. Among other things, the representatives provided an overview of the Adviser, including its history, assets under management, personnel, ownership structure, risk management program and best execution. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent, and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services to be provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to each Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.

Investment Performance of the Funds

The Board was provided with information regarding each Fund’s performance since the Advisory Agreement was last renewed, as well as information regarding each Fund’s performance since its inception. The Board also compared each Fund’s performance to its benchmark index and other similar mutual funds over various periods of time.

Board Considerations in Re-Approving the Advisory Agreement	FMC Select Fund

(Unaudited)

At the meeting, the representatives from the Adviser provided information regarding and led a discussion of factors impacting the performance of each Fund over the past year, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. In particular, the representatives discussed the transition of the portfolio managers for the FMC Select Fund during the past year. The Board noted that, though each Fund underperformed its benchmark over recent periods of time, each Fund’s long-term performance was in line with its benchmark and did not necessitate any significant additional review. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Funds.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Funds was reasonable, the Trustees reviewed a report of the advisory fees paid by the Funds to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Funds to those paid by other comparable mutual funds and noted that each Fund’s total fees and expenses were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fee was the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to the Funds.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Advisory Agreement for another year.

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 6, 2012

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO

Date: July 6, 2012